Exhibit (c)(19)

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Project Rushmore Discussion Materials
March 29th, 2019

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Table of Contents
I. Situation Overview II. Projections Overview III. Abe Financial Analysis IV. Pro Forma Financial Analysis V. Transaction Analysis
Appendix
Cost of Capital

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
I. Situation Overview

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Summary of Transaction Terms

Transaction Component	Description
Consideration	■ Each Abe Common Unit held by public to receive: □ 0.500 Ulysses shares □ $7.63 Cash □ Taxable transaction to Abe unitholders
Ownership	■ Status Quo Abe ownership: □ Abe Public Unitholders: ~74.7% □ Ulysses: ~25.3% ■ Pro Forma Ulysses ownership: □ Abe Public Unitholders: ~16.5%(2) □ Existing Ulysses Shareholders: ~83.5%
Other Terms	■ Transaction requires vote of majority of Abe common unitholders, but no vote of Ulysses shareholders ■ Termination rights - bilateral rights include if closing not consummated by November 1, 2019 outside date or if Abe unitholders do not approve the transaction ■ Recommendation change provision - Audit Committee is allowed to change its recommendation of the merger agreement in the event of a superior proposal from a third party or an intervening event ■ Voting agreement - Ulysses will agree to vote its Abe units in favor of the proposed transaction
Other	■ Ulysses has discussed with the special committee the likelihood of a 20% distribution cut in the absence of a deal

Exchange Ratio Detail

	Current 3/28/2019	Implied Offer 3/28/2019
Spot Abe Price	$30.45	$35.36
Abe 30-Day VWAP	$28.80	
Spot Ulysses Price	$55.46	--
Spot XR	0.5490x	0.6376x (1)
Premium to Spot		16.1%
Premium to 30-Day VWAP		22.8%

Source: Company filings, Bloomberg, FactSet as of 3/28/2019.
(1) Implied all-in XR calculated as equity XR of 0.5000x plus $7.63 cash consideration divided by Ulysses share price.
(2) Issuance of shares equivalent to 19.7% of status quo (pre-transaction) Ulysses outstanding shares results in ~16.5% Abe public unitholder ownership in pro forma entity.

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Two Year Historical Exchange Ratios
1.20x
1.00x
0.80x
Transaction Consideration: 0.5000x +
$7.63/unit; Implied XR: 0.6376x
0.60x
All-In XR at
Exchange Ratio XR Premium Proposal Spot Current (3/28/2019) 0.5490x 0.6376x 16.1% 30-Day 0.5274x 0.6394x 21.2%
0.40x 60-Day 0.5370x 0.6394x 19.1% Avg. 90-Day 0.5310x 0.6386x 20.3% 180-Day 0.6278x 0.6392x 1.8% 360-Day 0.7725x 0.6504x (15.8%)
0.20x
Mar-17 Jun-17 Oct-17 Jan-18 Apr-18 Aug-18 Nov-18 Feb-19

Source: FactSet as of 3/28/2019.

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Challenges Facing Abe Partners

2019E Coverage


2.36x
1.62x
1.59x
1.49x
1.39x
1.30x
1.23x
1.20x
1.20x
1.19x
1.18x
Average: 1.27x
1.08x
1.06x
1.03x
1.03x
1.00x
0.96x
0.91x
SPB NGL TCP KNOP GEL SPH BPL GMLP SUN NS GLP PBFX USAC Abe MMLP SMLP HEP GLOP

Net Debt / 2019E EBITDA


Average: 4.5x
3.8x
4.0x
4.0x
4.1x
4.2x
4.2x
4.4x
4.4x
4.4x
4.5x
4.6x
4.6x
4.7x
4.7x
4.8x
4.9x
5.0x
5.4x
PBFX SPB HEP NGL MMLP SMLP USAC SPH GMLP NS TCP Abe GLOP SUN GLP KNOP GEL BPL

Yearly Heating Degree Days(1)


15-Yr Average: 3,648
3,743
3,794
3,565
3,595
3,710
3,824
3,892
3,885
3,182
3,673
4,065
3,840
3,183
3,190
3,586
3,737
03 - 04
04 - 05
05 - 06
06 - 07
07 - 08
08 - 09
09 - 10
10 - 11
11 - 12
12 - 13
13 - 14
14 - 15
15 - 16
16 - 17
17 - 18
18 - 19E

EBITDA Expectations & Delivery


$666
$663
$654
$675
$645
$700
$700
$672
$655
$670
$635
$680
$664
$690
$660
$570
$538
$708
$674
$700
$660
$566
$536
$700
$658
$690
$650
$618
$605
2014
2015
2016
2017
2018
WS Estimate Range(2)
WS Mean Estimate
Actual Outperform
Actual Underperform
Mgmt. Guidance Range(3)
WS Median After Initial Guidance(4)
Internal Budget

Source: Company filings, NOAA, FactSet as of 3/28/2019.

(1) Represents sum of population-weighted daily heating degree days in the continental U.S. across October 1st - March 31st heating season each year.
(2) Range represents estimates immediately prior to release of actuals.
(3) Uses guidance provided in FQ4 immediately prior to the guidance year.
(4) Median estimates five days after initial management guidance.

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II. Projections Overview

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Abe Forecasts
(USD in millions, except per share data)
EBITDA DCF(1)
Historical Weather Case—Committee Sensitivity Historical Weather Case Capital Investment Case Capital Investment Case—Committee Sensitivity Updated Abe Case Historical DCF
Updated Abe Case—Management $702 Historical
Abe ’19-’23 CAGR: $4.03 $665 $670 $3.96
1.7% $652 $3.88 $3.79 $3.77 $3.81 $641 $643 $3.72 $3.72 $3.69 $619 $625 $3.60 $3.76 $3.80 $606 $610 $634 $615 $3.32 $3.33 $3.59 $3.59 $3.59 $624 $3.54 $610 $615 $606 $551 $597 $543
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E Updated Abe Case 1.15x 1.05x 0.89x 0.88x 0.98x 0.97x 0.98x 0.99x 1.00x 1.00x Historical Weather 1.15x 1.05x 0.89x 0.88x 0.98x 0.97x 0.93x 0.94x 0.94x 0.94x
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E Case Coverage
Capital Investment 1.15x 1.05x 0.89x 0.88x 0.98x 0.97x 0.95x 0.99x 1.02x 1.06x
Case Coverage
DCF and Distributions with Coverage/Leverage Targets
1.2x 2019E Coverage, Flat Distribution Thereafter Subject to 4.0x Leverage
Updated Abe Case Historical Weather Capital Investment
DCF Targeted Dist. DCF Targeted Dist. DCF Targeted Dist.
$4.14 $3.98 $3.92 $3.95 $3.86 $3.80 $3.77 $3.80 $3.80 $3.71 $3.80 $3.71 $3.75 $3.70 $3.67 $3.68 $3.72 $3.59 $3.61 $3.72 $3.72 $3.45
$3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.07 $3.07 $3.07 $3.07
2018A 2019E 2020E 2021E 2022E 2023E 2018A 2019E 2020E 2021E 2022E 2023E 2018A 2019E 2020E 2021E 2022E 2023E 0.98x 1.20x 1.22x 1.25x 1.27x 1.29x 0.98x 1.20x 1.16x 1.19x 1.20x 1.22x 0.98x 1.20x 1.18x 1.24x 1.29x 1.20x
8 Source: Management.
(1) Assumes $3.80/unit annual distribution.

Ulysses Forecasts

Incorporating Updated Abe Case

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Subject to Further Review & Revision

(USD in millions, except per share data)

EBITDA – Ulysses 4 + 8 Management Case



Historical
Abe Propane
Midstream & Marketing
Misc. Income
Ulysses Utilities
Ulysses International
Corporate and other
WSC
Ulysses '19-'22 CAGR: 8.3%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,467
$1,653
$1,766
$1,861
$160
$376
$610
$314
$242
$432
$625
$350
$283
$465
$634
$389
$312
$491
$643
$420
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
WSC	$1,335	$1,629	$1,698	$1,750

EBITDA – Ulysses Downside Committee Sensitivity



Historical
Abe Propane
Midstream & Marketing
Misc. Income
Ulysses Utilities
Ulysses International
Corporate and other
WSC
Ulysses '19-'22 CAGR: 5.9%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,467
$1,547
$1,650
$1,740
$160
$376
$610
$314
$175
$392
$625
$350
$210
$422
$634
$389
$236
$446
$643
$420
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
WSC	$1,335	$1,629	$1,698	$1,750

Adjusted EPS[1] and Dividends Per Share



4 + 8 Case EPS
Historical EPS
DPS
Downside EPS
WSC EPS
$2.02
$2.01
$2.05
$2.29
$2.74
$2.68
$3.07
$3.37
$3.63
$2.47
$2.47
$3.05
$3.20
$3.36
$2.64
$2.90
$3.13
$0.71
$0.89
$0.93
$0.98
$1.02
$1.10
$1.20
$1.25
$1.30
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$409	$426	$462	$462

CapEx



Maintanence & Growth Capex
Acquisitions
$474
$37
$436
$923
$448
$475
$666
$61
$605
$725
$102
$624
$782
$187
$594
$753
$753
$719
$10
$709
$775
$15
$760
$844
$15
$829
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Source: Management and Wall Street consensus estimates.

(1) Adjustments to GAAP EPS include losses/gains on commodity derivatives and foreign currency derivatives, extinguishments of debt and associated costs, gains and expenses associated with acquisitions, impairment of tradenames and trademarks, and changes in tax law.

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PF Ulysses Management Projections

Updated Abe Case

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Subject to Further Review & Revision

(USD in millions, except per share data)

EBITDA – Ulysses 4 + 8 Case



Historical
Abe Propane
Midstream & Marketing
Misc. Income
Synergies
Ulysses Utilities
Ulysses International
Corporate and other
Incremental Acquisitions
Ulysses '19-'22 CAGR: 9.9%
$1,369 $1,209 $1,389 $1,421 $1,520 $1,469 $1,674 $1,817 $1,948
2019E: 314 610 376 160
2020E: 350 625 432 242 15
2021E: 389 634 465 283 47
2022E: 420 643 491 312 82
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E

EBITDA – Ulysses Downside Committee Sensitivity



Historical
Abe Propane
Midstream & Marketing
Misc. Income
Synergies
Ulysses Utilities
Ulysses International
Corporate and other
Incremental Acquisitions
Ulysses '19-'22 CAGR: 7.5%
$1,369 $1,209 $1,389 $1,421 $1,520 $1,469 $1,567 $1,702 $1,828
2019E: 314 610 376 160
2020E: 350 625 392 175 15
2021E: 389 634 422 210 47
2022E: 420 643 446 236 82
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E

Adjusted EPS[(1)] and Dividends Per Share



DPS
Base
Downside
Historical
$2.02 $2.01 $2.05 $2.29 $2.74 $2.47 $3.02 $3.32 $3.59
$2.47 $2.66 $2.93 $3.17
$0.71 $0.89 $0.93 $0.98 $1.02 $1.10 $1.20 $1.25 $1.30
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$409	$503	$624	$712

CapEx



Maintanence & Growth Capex
Acquisitions
$474 $923 $666 $725 $782 $866 $956 $1,042 $1,146
$37 $448 $61 $102 $187 $113 $246 $282 $317
$436 $475 $605 $624 $594 $753 $709 $760 $829
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E

Source: Management and Wall Street consensus estimates.
Note: Each outstanding public Abe common unit exchanged for 0.5000x Ulysses shares and $7.63 / per unit cash consideration.
(1) Adjustments to GAAP EPS include losses/gains on commodity derivatives and foreign currency derivatives, extinguishments of debt and associated costs, gains and expenses associated with acquisitions, impairment of tradenames and trademarks, and changes in tax law.

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III. Abe Financial Analysis

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Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P
				Enterprise Value / EBITDA			Price / DCF/Unit			Distribution Yield		Distribution Metrics		Debt Metrics	
Low Growth MLPs(1)															
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2018A	2019E	2020E	2018A	2019E	2020E	Current	2019E	Distribution CAGR 2019E to 2022E	2019E Coverage(2)	Net Debt / 2019E EBITDA	S&P Credit Rating
Buckeye Partners LP	$34.06	$5,294	$10,051	10.0x	11.4x	10.5x	8.2x	9.2x	8.4x	8.8%	8.8%	2.3%	1.23x	5.4x	BBB-
GasLog Partners LP	22.39	1,087	2,730	11.7x	9.9x	9.5x	6.2x	10.8x	11.3x	9.8%	10.0%	0.6%	0.91x	4.7x	NA
Genesis Energy LP	23.07	2,836	7,046	10.6x	10.1x	9.5x	9.3x	7.8x	7.1x	9.5%	9.5%	0.0%	1.39x	5.0x	B+
Global Partners LP	19.37	685	1,790	5.8x	8.3x	8.1x	5.5x	7.6x	7.4x	10.3%	10.3%	0.0%	1.18x	4.8x	B+
Golar LNG Partners LP	12.92	989	2,214	8.5x	8.6x	8.6x	6.9x	4.7x	4.8x	12.5%	12.5%	0.0%	1.20x	4.4x	NA
Holly Energy Partners LP	27.13	2,866	4,420	12.7x	12.3x	11.9x	10.5x	10.1x	9.9x	9.8%	10.0%	1.0%	0.96x	4.0x	Ba3
KNOT Offshore Partners LP	18.94	657	1,782	8.2x	8.5x	8.5x	7.0x	7.1x	7.1x	11.0%	11.0%	0.0%	1.49x	4.9x	NA
Martin Midstream Partners LP	12.68	513	1,174	9.5x	7.4x	7.0x	9.5x	5.9x	6.3x	15.8%	15.8%	0.0%	1.03x	4.2x	B
NGL Energy Partners LP	13.86	1,758	4,221	10.3x	8.4x	7.7x	8.8x	6.2x	6.3x	11.3%	11.3%	2.7%	1.62x	4.1x	B+
NuStar Energy LP	26.81	3,534	7,965	12.0x	11.6x	10.8x	7.8x	9.4x	8.3x	9.0%	9.0%	0.0%	1.19x	4.5x	BB
PBF Logistics LP	21.15	1,186	2,016	11.6x	11.5x	10.4x	9.6x	9.2x	8.6x	9.5%	9.8%	2.4%	1.08x	3.8x	NA
Summit Midstream Partners LP	9.68	804	2,395	8.1x	7.9x	7.4x	4.5x	4.4x	4.0x	23.8%	11.9%	0.0%	1.00x	4.2x	BB-
Sunoco LP	31.10	3,321	6,273	9.8x	10.0x	9.8x	7.0x	8.4x	8.4x	10.6%	10.6%	0.0%	1.20x	4.7x	BB-
TC PipeLines LP	37.53	2,802	4,995	9.5x	11.1x	11.0x	12.0x	8.2x	7.7x	6.9%	6.9%	0.0%	1.59x	4.6x	BBB-
USA Compression Partners LP	15.69	1,535	3,787	11.8x	9.3x	8.6x	6.7x	6.9x	6.8x	13.4%	13.4%	0.0%	1.06x	4.4x	B+
Low		$513	$1,174	5.8x	7.4x	7.0x	4.5x	4.4x	4.0x	6.9%	6.9%	0.0%	0.91x	3.8x	
Mean		$1,991	$4,191	10.0x	9.8x	9.3x	8.0x	7.7x	7.5x	11.5%	10.7%	0.6%	1.21x	4.5x	
Median		$1,535	$3,787	10.0x	9.9x	9.5x	7.8x	7.8x	7.4x	10.3%	10.3%	0.0%	1.19x	4.5x	
High		$5,294	$10,051	12.7x	12.3x	11.9x	12.0x	10.8x	11.3x	23.8%	15.8%	2.7%	1.62x	5.4x	
Propane Distributors(4)															
Ferrellgas Partners LP	$1.32	$128	$2,163	8.9x	9.2x	8.9x	NM	NM	NM	NM	NM	NA	NA	8.7x	CCC
Suburban Propane Partners LP	22.30	1,397	2,671	9.4x	9.3x	9.2x	7.0x	7.0x	6.8x	10.8%	10.8%	5.1%	1.30x	4.4x	BB-
Superior Plus Corporation(3)	8.53	1,509	2,896	10.4x	8.3x	7.9x	5.9x	6.7x	6.4x	6.3%	6.3%	0.0%	2.36x	4.0x	BB
Low		$128	$2,163	8.9x	8.3x	7.9x	5.9x	6.7x	6.4x	6.3%	6.3%	0.0%	1.30x	4.0x	
Mean		$1,011	$2,577	9.6x	8.9x	8.7x	6.5x	6.9x	6.6x	8.5%	8.5%	2.6%	1.83x	5.7x	
Median		$1,397	$2,671	9.4x	9.2x	8.9x	6.5x	6.9x	6.6x	8.5%	8.5%	2.6%	1.83x	4.4x	
High		$1,509	$2,896	10.4x	9.3x	9.2x	7.0x	7.0x	6.8x	10.8%	10.8%	5.1%	2.36x	8.7x	
Abe Partners, L.P. (WS)	$30.45	$3,236	$6,114	10.1x	9.6x	9.5x	8.2x	7.9x	7.8x	12.5%	12.5%	(2.4%)	1.03x	4.5x	NA
Abe Partners, L.P. (Updated Abe Case)				10.1x	10.0x	9.8x	8.2x	8.2x	8.2x	12.5%	12.5%	0.0%	0.97x	4.6x	NA
At Transaction (WS Estimates)	$35.36	$3,297	$6,572	10.9x	10.3x	10.2x	9.6x	9.1x	9.0x	10.7%	10.7%	0.0%	1.03x	4.5x	NA
At Transaction (Updated Abe Case)	$35.36	$3,297	$6,572	10.9x	10.8x	10.5x	9.6x	9.6x	9.5x	10.7%	10.7%	0.0%	0.97x	4.6x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 3/28/2019.
(1) Low growth group defined as MLPs below 5% 2019E-2022E distribution CAGR and with enterprise value between $1.0 BB and $10 BB.
(2) Coverage defined as distributable cash flow divided by total distributions to GP and LP.
(3) Uses exchange rate of 0.7448 USD per CAD.
(4) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

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Subject to Further Review & Revision

Select Propane Transactions

A	B	C	D	E	F	G	H	I
Date Announced	Buyer	Seller	Asset	Transaction Value ($MM)	EBITDA LTM	EBITDA FY1/NTM	Purchase Price / LTM EBITDA	Purchase Price / NTM EBITDA
5/30/2018	Superior Plus Corporation	NGL Energy Partners LP	Retail Propane Operations	900	85	84	10.5x (1)	10.7x
11/7/2017	DCC LPG	NGL Energy Partners LP	Retail West	200	25	28	8.0x	7.1x
7/24/2017	SHV Energy	American Midstream Partners	Pinnacle Propane	170	24	19	7.0x	9.0x
2/13/2017	Superior Plus Corporation	Gibson Energy	Canwest Propane	412	38	33	10.8x	12.3x
6/23/2016	World Fuel Services	PAPCO, Associated Petroleum Products	Misc. Fuel Services	230	NA	38	NA	6.0x
5/19/2015	DCC LPG	Shell	Butagaz	517	139	136	3.7x	3.8x
7/2/2014	UGI Corp.	Total SA	Totalgaz SNC	580	NA	95	NA	6.1x
4/26/2012	Suburban Propane Partners	Inergy	Retail Propane Assets	1,800	197	NA	9.1x	NA
10/17/2011	AmeriGas Partners, L.P.	Energy Transfer Partners	Heritage Propane Operations	2,890	253	325	11.4x	8.9x
1/4/2010	Inergy	Sterling Partners	Liberty Propane	223	NA	36	NA	6.2x
11/18/2004	Inergy	Star Gas Partners LP	Star Gas Propane	475	49	50	9.6x	9.5x
4/20/2004	Ferrellgas	Blue Rhino	-	343	34	44	10.0x	7.8x
12/23/2003	Suburban Propane Partners	Agway Energy	-	206	41	34	5.0x	6.0x
11/7/2003	Energy Transfer Company Ltd.	Heritage Propane Partners	-	980	90	119	10.9x	8.3x
1/31/2001	AmeriGas Partners, L.P.	NiSource	Columbia Propane	216	NA	NA	NA	NA
Low				$170	$24	$19	3.7x	3.8x
Mean				$676	$89	$80	8.7x	7.8x
Median				$412	$49	$44	9.6x	7.8x
High				$2,890	$253	$325	11.4x	12.3x
>$1B Mean				$2,345	$225	$325	10.3x	8.9x
>$1B Median				$2,345	$225	$325	10.3x	8.9x
At Transaction	Ulysses	Abe		$6,572	$622	$610	10.6x	10.8x

Source: Company filings, Wall Street research, IHS Market.
(1) Transaction multiple before acquisition synergies; 8.2x synergy adjusted multiple.

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13

Abe DCF Analysis

Updated Abe Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $30.45
Implied Transaction Value: $35.36

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.98	$34.81	$40.63
10.0%	$27.55	$33.01	$38.47
12.0%	$26.22	$31.35	$36.47

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Illustrative Future Unit Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$30.45
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.97	$36.04	$42.12
10.0%	$28.47	$34.17	$39.87
12.0%	$27.09	$32.44	$37.79

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

PV of Illustrative Future Unit Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



$38.23
$37.70
$37.21
$36.76
$29.49
$29.75
$29.98
$30.19
$30.45
$24.11
$24.85
$25.53
$26.15
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

PV of Illustrative Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Illustrative future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 3/28/2019.

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Abe DCF Analysis

Abe Historical Weather Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $30.45
Implied Transaction Value: $35.36

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple		
	6.0x	8.0x	10.0x
8.0%	$27.45	$32.93	$38.41
10.0%	$26.10	$31.23	$36.37
12.0%	$24.84	$29.67	$34.49

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple		
	6.0x	8.0x	10.0x
8.0%	$28.52	$34.26	$40.01
10.0%	$27.10	$32.49	$37.88
12.0%	$25.79	$30.85	$35.91

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield		
	13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield		
	13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

PV of Illustrative Future Unit Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$30.45
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

PV of Illustrative Future Unit Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



$38.23
$37.70
$37.21
$36.76
$29.49
$29.75
$29.98
$30.19
$30.45
$24.11
$24.85
$25.53
$26.15
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

PV of Illustrative Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Illustrative future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 3/28/2019.

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PRELIMINARY CONFIDENTIAL DRAFT Abe DCF Analysis Subject to Further Review & Revision
Abe Capital Investment Case | Valuation Effective Date: 3/31/2019 Abe Current Unit Price: $30.45
Implied Transaction Value: $35.36
Discounted Levered DCF Analysis Discounted Levered DCF Analysis
Abe Levered LP DCF | $3.80 Annual Dist. Policy Abe Levered LP DCF | Targeted Leverage & Coverage Policy
2023E DCF Multiple 2023E DCF Multiple
$34 6.0x 8.0x 10.0x $35 6.0x 8.0x 10.0x
8.0% $29.94 $36.10 $42.26 8.0% $30.63 $36.98 $43.33
RateRate
Discount 10.0% $28.44 $34.22 $39.99 Discount 10.0% $29.09 $35.05 $41.00 12.0% $27.05 $32.47 $37.90 12.0% $27.67 $33.26 $38.85
Discounted Distribution Analysis Discounted Distribution Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Abe LP Distributions | Targeted Leverage & Coverage Policy
2023E Distribution Yield 2023E Distribution Yield
###### 13.0% 10.5% 8.0% ###### 13.0% 10.5% 8.0%
8.0% $33.99 $39.30 $47.94 8.0% $29.68 $34.51 $42.35
RateRate
Discount 10.0% $32.24 $37.23 $45.33 Discount 10.0% $28.14 $32.66 $40.02 12.0% $30.63 $35.31 $42.92 12.0% $26.71 $30.96 $37.86
PV of Illustrative Future Unit Price Analysis PV of Illustrative Future Unit Price Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Yield Abe LP Distributions | Targeted Leverage & Coverage Policy
Yield $47.14 $46.48 $45.88 $45.33 8.0% $37.54 $40.02 8.0% $36.36 $36.68 $36.97 $37.23 $38.07 $37.05 $31.48 $32.24 10.5% $32.66 10.5% $29.73 $30.65 $29.62 $29.85 $29.36 $30.45 13.0% $30.45 $28.14 13.0% Current $24.75 $25.43 Current Price $24.01 Price
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
PV of Illustrative Future Share Price Assumptions
Management projections Illustrative future share price calculated at FY1 annual distributions Valuation date as of 3/31/19 divided by yield
Discounted to 3/31/19 at 10% cost of equity 16 Source: Management projections and Factset as of 3/28/2019. Interim distributions discounted upon receipt to 3/31/19

PRELIMINARY CONFIDENTIAL DRAFT Summary of Financial Analyses Subject to Further Review & Revision
Updated Abe Case | Management
Current Offer at $35.36
Dividend Discount Model $3.80 Distribution $30.63 $47.94
Targeted Distribution $24.84 $38.88
Discounted Cash Flow
Analysis $3.80 Distribution $26.22 $40.63
Value
Targeted Distribution $27.09 $42.12
Present PV of Illustrative Future
Unit Price $3.80 Distribution $29.73 $47.14
Targeted Distribution $24.11 $38.23 Reference Multiple
Low Median High
Public Market (Trading) 2018A $37.19 $21.39 5.7x 7.0x 10.0x
2019E $19.92 $35.72 5.4x 7.6x 9.7x
P/DCF at $3.80 Distribution(1)
2020E $21.05 $34.01 5.7x 7.1x 9.1x Metrics 2019E $20.00 $35.87 5.4x 7.6x 9.7x
Market P/DCF at Targeted Distribution(1)
2020E $21.32 $34.45 5.7x 7.1x 9.1x
Private Market (Transactions) LTM $11.59 $41.09 7.0x 10.0x 11.4x
Transaction Value / EBITDA(2)(3)
NTM $4.37 $45.88 6.0x 8.3x 12.3x
Source: Management projections and Factset as of 3/28/2019.
(1) Upper and lower bounds represents the 90th and 10th percentile, respectively, of the Propane and Low-Growth MLP peer group. 17 (2) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe’s current yield.
(3) Excludes Shell (Butagaz)/DCC LPG and Agway/Suburban deals as outliers.

Summary of Financial Analyses

Abe Historical Weather Case | Committee Sensitivity

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision



Current Offer at $35.36
Present Value Analysis
Dividend Discount Model
$3.80 Distribution
$30.63
$47.94
Targeted Distribution
$24.84
$38.88
Discounted Cash Flow
$3.80 Distribution
$24.84
$38.41
Targeted Distribution
$25.79
$40.01
PV of Illustrative Future Unit Price
$3.80 Distribution
$29.73
$47.14
Targeted Distribution
$24.11
$38.23
Market Metrics
Public Market (Trading)
P/DCF at $3.80 Distribution(1)
2018A
$21.39
$37.19
2019E
$19.92
$35.72
2020E
$19.99
$32.30
P/DCF at Targeted Distribution(1)
2019E
$20.00
$35.87
2020E
$20.40
$32.96
Private Market (Transactions)
Transaction Value / EBITDA(2)(3)
LTM
$11.59
$41.09
NTM
$3.92
$44.96

Reference Multiple		
Low	Median	High
5.7x	7.0x	10.0x
5.4x	7.6x	9.7x
5.7x	7.1x	9.1x
5.4x	7.6x	9.7x
5.7x	7.1x	9.1x
7.0x	10.0x	11.4x
6.0x	8.3x	12.3x

Source: Management projections and Factset as of 3/28/2019.
(1) Upper and lower bounds represents the 90th and 10th percentile, respectively, of the Propane and Low-Growth MLP peer group.
(2) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe's current yield.
(3) Excludes Shell (Butagaz)/DCC LPG and Agway/Suburban deals as outliers.

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Summary of Financial Analyses

Abe Capital Investment Case | Committee Sensitivity


Current Offer at $35.36
Present Value Analysis
Dividend Discount Model
$3.80 Distribution
$30.63
$47.94
Targeted Distribution
$26.71
$42.35
Discounted Cash Flow
$3.80 Distribution
$27.05
$42.26
Targeted Distribution
$27.67
$43.33
PV of Illustrative Future Unit Price
$3.80 Distribution
$29.73
$47.14
Targeted Distribution
$24.01
$40.02
Market Metrics
Public Market (Trading)
P/DCF at $3.80 Distribution(1)
2018A
$21.39
$37.19
2019E
$19.92
$35.72
2020E
$20.38
$32.93
P/DCF at Targeted Distribution(1)
2019E
$19.92
$35.72
2020E
$20.49
$33.11
Private Market (Transactions)
Transaction Value / EBITDA(2)(3)
LTM
$11.59
$41.09
NTM
$4.21
$45.55

Reference Multiple		
Low	Median	High
5.7x	7.0x	10.0x
5.4x	7.6x	9.7x
5.7x	7.1x	9.1x
5.4x	7.6x	9.7x
5.7x	7.1x	9.1x
7.0x	10.0x	11.4x
6.0x	8.3x	12.3x

Source: Management projections and Factset as of 3/28/2019.

(1) Upper and lower bounds represents the 90th and 10th percentile, respectively, of the Propane and Low-Growth MLP peer group.
(2) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe's current yield.
(3) Excludes Shell (Butagaz)/DCC LPG and Agway/Suburban deals as outliers.

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
IV. Pro Forma Financial Analysis
TUDORPICKERING HOLT$CO ENERGY INVESTMENT $ MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q
LDCs				EV / EBITDA		Price / Earnings		Price / CFPS		Dividend Metrics				Debt Metrics		
Company Name	Share Price	Total Equity Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Payout Ratio(2)	Div. CAGR 19E to '21E(3)	Net Debt / EBITDA	S&P Credit Rating	LT EPS Growth Rate
Atmos Energy	$102.48	$12,035	$15,502	13.1x	11.9x	23.4x	22.0x	13.2x	11.5x	2.0%	2.0%	38.7%	8.0%	2.9x	A	6.0%
Chesapeake Utilities Corporation	91.16	1,505	2,152	14.5x	13.5x	24.7x	23.2x	NA	NA	1.6%	1.7%	40.4%	9.9%	4.4x	NA	8.0%
NiSource Inc	28.54	10,683	20,643	12.3x	11.6x	21.8x	20.5x	9.0x	8.7x	2.8%	2.8%	61.5%	6.7%	5.4x	BBB+	6.0%
New Jersey Resources Corporation	49.81	4,443	5,908	21.5x(1)	19.6x(1)	24.8x	23.0x	18.5x	15.7x	2.3%	2.4%	40.1%	NA	5.3x	NA	7.0%
Northwest Natural Holding Co.	65.50	1,905	2,880	12.6x	11.6x	27.7x	26.0x	11.3x	11.4x	2.9%	2.9%	85.1%	0.7%	4.3x	A+	4.5%
ONE Gas Inc	89.09	4,713	6,288	13.3x	12.5x	25.9x	24.7x	13.2x	12.5x	2.2%	2.2%	61.6%	7.7%	3.3x	A	5.0%
Spire Inc	82.07	4,523	7,174	14.2x	13.2x	22.0x	21.1x	11.7x	11.4x	2.9%	2.9%	55.1%	5.1%	5.2x	A-	3.4%
Southwest Gas Holdings Inc	82.59	4,416	6,720	10.0x	9.3x	21.3x	19.7x	8.7x	8.3x	2.6%	2.6%	59.2%	6.9%	3.3x	BBB+	7.0%
Low		$1,505	$2,152	10.0x	9.3x	21.3x	19.7x	8.7x	8.3x	1.6%	1.7%	38.7%	0.7%	2.9x		3.4%
Mean		$5,528	$8,408	12.9x	11.9x	24.0x	22.5x	12.2x	11.4x	2.4%	2.5%	55.2%	6.4%	4.3x		5.9%
Median		$4,483	$6,504	13.1x	11.9x	24.1x	22.5x	11.7x	11.4x	2.5%	2.5%	57.1%	6.9%	4.3x		6.0%
<60% Payout Ratio Median		$4,443	$6,720	13.7x	12.5x	23.4x	22.0x	12.5x	11.5x	2.3%	2.4%	40.4%	7.4%	4.4x		7.0%
High		$12,035	$20,643	14.5x	13.5x	27.7x	26.0x	18.5x	15.7x	2.9%	2.9%	85.1%	9.9%	5.4x		8.0%
C-Corp Midstream				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Company Name	Unit (Share) Price	Market Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	2019E Coverage(5)	Div. CAGR '19E to '22E	2019E EBITDA	S&P Credit Rating	19E to '22E DCF CAGR
Enbridge Inc	$36.63	$74,200	$130,918	13.4x	12.5x	19.5x	18.3x	10.1x	9.7x	6.0%	6.1%	1.5x	3.2%	4.9x	BBB+	7.4%
Kinder Morgan Inc	19.95	45,422	79,588	10.2x	9.9x	20.3x	19.0x	9.1x	8.5x	4.0%	5.0%	2.2x	11.3%	4.3x	BBB	NA
SemGroup Corporation	14.64	1,336	3,455	7.9x	7.1x	NM	39.6x	5.0x	4.7x	12.9%	12.9%	1.6x	2.0%	4.0x	B+	5.2%
Targa Resources Corp.	40.99	9,687	15,942	11.7x	9.1x	NM	45.0x	11.5x	7.6x	8.9%	8.9%	1.0x	3.5%	3.5x	BB	21.5%
Tallgrass Energy LP	24.76	7,014	10,720	11.0x	12.0x	13.4x	16.8x	10.1x	9.9x	8.4%	8.7%	1.3x	4.9%	3.3x	BBB-	0.3%
Williams Companies Inc	28.66	35,697	59,315	11.8x	11.1x	30.6x	26.8x	11.1x	10.4x	4.7%	5.3%	1.7x	9.3%	4.4x	BBB	26.9%
Low		$1,336	$3,455	7.9x	7.1x	13.4x	16.8x	5.0x	4.7x	4.0%	5.0%	1.0x	2.0%	3.3x		0.3%
Mean		$28,893	$49,990	11.0x	10.3x	21.0x	27.6x	9.5x	8.4x	7.5%	7.8%	1.5x	5.7%	4.1x		12.2%
Median		$22,692	$37,629	11.4x	10.5x	19.9x	22.9x	10.1x	9.1x	7.2%	7.4%	1.5x	4.2%	4.2x		7.4%
High		$74,200	$130,918	13.4x	12.5x	30.6x	45.0x	11.5x	10.4x	12.9%	12.9%	2.2x	11.3%	4.9x		26.9%
Propane Distributors(6)				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Abe Partners	$30.45	$3,236	$6,114	9.6x	9.5x	12.7x	12.4x	7.9x	7.8x	12.5%	12.5%	1.0x	(2.4%)	4.5x	NA	1.8%
Ferrellgas Partners LP	1.32	128	2,163	9.2x	8.9x	NM	NM	NM	NM	NM	NM	NA	NA	8.7x	CCC	44.7%
Suburban Propane Partners LP	22.30	1,397	2,671	9.3x	9.2x	16.6x	15.6x	7.0x	6.8x	10.8%	10.8%	1.3x	5.1%	4.4x	BB-	3.9%
Superior Plus Corporation(7)	8.53	1,509	2,896	8.3x	7.9x	18.3x	15.0x	6.7x	6.4x	6.3%	6.3%	2.4x	0.0%	4.0x	BB	4.8%
Low		$128	$2,163	8.3x	7.9x	12.7x	12.4x	6.7x	6.4x	6.3%	6.3%	1.0x	(2.4%)	4.0x		1.8%
Mean		$1,567	$3,461	9.1x	8.9x	15.9x	14.3x	7.2x	7.0x	9.8%	9.8%	1.6x	0.9%	5.4x		13.8%
Median		$1,453	$2,784	9.2x	9.1x	16.6x	15.0x	7.0x	6.8x	10.8%	10.8%	1.3x	0.0%	4.5x		4.4%
High		$3,236	$6,114	9.6x	9.5x	18.3x	15.6x	7.9x	7.8x	12.5%	12.5%	2.4x	5.1%	8.7x		44.7%
Ulysses Corporation (WS)	$55.46	$9,871	$16,379	12.3x	10.1x	21.1x	18.2x	10.3x (4)	8.6x (4)	1.9%	2.0%	28.1%	5.4%	3.3x	NA	8.0%
Ulysses Corporation (Mgmt.)				11.2x	9.9x	22.5x	18.1x	9.0x (4)	7.8x (4)	1.9%	2.0%	35-45%	4.0%	3.0x	NA	6-10%

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 3/28/2019.

(1) New Jersey Resources Corporation 2019E and 2020E EBITDA multiples are excluded from summary statistics due to disproportionately high multiples resulting from investment tax credit benefits for the company's solar assets.
(2) Payout ratio defined as last quarter dividend divided by LTM earnings.
(3) CAGR estimated ends at 2021E due to insufficient Wall Street research estimates for 2022E.
(4) P/CFPS shown for Ulysses.
(5) Coverage defined as distributable cash flow divided by total distributions.
(6) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
(7) Uses exchange rate of 0.7448 USD per CAD.

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ENERGY INVESTMENT & MERCHANT BANKING

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PRELIMINARY CONFIDENTIAL DRAFT
PF Ulysses DCF Analysis | Updated Abe Case Subject to Further Review & Revision
Valuation Effective Date: 3/31/2019
Ulysses 4 + 8 Case | Unlevered Disc. Cash Flow(1,2) Analysis Ulysses 4 + 8 Case | Levered DCF Analysis
Ulysses SQ Dividends Policy
2022E Terminal Multiple 2022E Price/Earnings Multiple
$64 8.5x 10.0x 11.5x $65 17.0x 20.0x 23.0x Rate 4.50% $52.92 $65.20 $77.47 Rate 5.00% $56.84 $66.37 $75.90 5.25% $51.63 $63.68 $75.74 5.75% $55.86 $65.23 $74.59 Discount 6.00% $50.37 $62.21 $74.06 Discount 6.50% $54.91 $64.11 $73.31
Committee Downside EPS Sensitivity| Unlevered Disc. Cash Flow(1,2) Committee Downside EPS Sensitivity| Levered DCF Analysis
Ulysses SQ Dividends Policy
2022E Terminal Multiple 2022E Price/Earnings Multiple
$58 8.5x 10.0x 11.5x $58 17.0x 20.0x 23.0x Rate 4.50% $47.64 $59.15 $70.67 Rate 5.00% $50.57 $59.00 $67.42 5.25% $46.43 $57.74 $69.05 5.75% $49.70 $57.98 $66.26 Discount 6.00% $45.25 $56.37 $67.48 Discount 6.50% $48.85 $56.99 $65.12
PF PV of Future Share Price Analysis(3)
Ulysses SQ Dividends Policy 4 + 8 Case Downside Sensitivity PF Ulysses(4)
Terminal P/E Multiple 23.0x
Assumptions
20.0x $74.59
Management projections $71.97 17.0x Valuation date as of 3/31/19 $68.16 $66.26
Illustrative future share price calculated at FY1 annual earnings per $63.61 share multiplied by terminal P/E multiple $60.09 $65.23 $62.80 $57.98 to 3/31/19 at 5.75% cost of $59.34 $55.53 Discounted equity $52.32 $55.46
Interim dividends discounted upon receipt to 3/31/19 $55.86 $50.52 $53.63 Current
Cash consideration of $7.63 per unit added to value of 0.5000x pro Price $49.70 $47.45 forma Ulysses shares received by Abe unitholders $44.55
2H 2019E 2020E 2021E
Source: Management projections and FactSet as of 3/28/2019.
(1) Discounted cash flow analysis assumes normalized net working capital.
(2) Fully consolidated enterprise value analysis; implied Ulysses share price calculated based on eliminating Abe publicly-owned LP interest at transaction consideration. 22 (3) Dividend policy assumed same as SQ policy, across all operating scenarios.
(4) Pro forma analysis incorporates EBITDA synergies of $5 MM per year.

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
V. Transaction Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Analysis at Transaction Consideration

($ in millions, unless otherwise noted)

A	B	C
		Transaction
Exchange Ratio Consideration (XR)		0.5000x
Stock Consideration (Ulysses Share Price of $55.46 x XR)		$27.73
Cash Consideration		$7.63
Implied Abe Unit Price		$35.36
Implied Premium to Current Abe Unit Price (Ulysses Share Price x XR + Cash)		16.1%
Fully Diluted Abe Units Outstanding		93.2
Implied Fully-Diluted Abe Equity Value		$3,297
Net Debt		2,846
GP Equity Value[1]		397
Non-Controlling Interest		32
Implied Abe Enterprise Value[1]		$6,572

Comparable Metrics

Abe WS Consensus Case

Multiples:	Abe Statistic	Transaction	Low-Growth MLP Median	Low-Growth MLP Mean	Propane Distributor Median[3]	Propane Distributor Mean[3]	Propane Transaction Median	Propane Transaction Mean
EV / EBITDA								
2018A	$606	10.9x	10.0x	10.0x	9.4x	9.6x	9.6x	8.7x
2019E	$636	10.3x	9.9x	9.8x	9.2x	8.9x	7.8x	7.8x
2020E	$644	10.2x	9.5x	9.3x	8.9x	8.7x		
P / LP DCF[2]								
2018A	$347	9.5x	7.8x	8.0x	6.5x	6.5x		
2019E	$361	9.1x	7.8x	7.7x	6.9x	6.9x		
2020E	$366	9.0x	7.4x	7.5x	6.6x	6.6x		

Abe Updated Case

Multiples:	Abe Statistic	Transaction	Low-Growth MLP Median	Low-Growth MLP Mean	Propane Distributor Median[3]	Propane Distributor Mean[3]	Propane Transaction Median	Propane Transaction Mean
EV / EBITDA								
2018A	$606	10.9x	10.0x	10.0x	9.4x	9.6x	9.6x	8.7x
2019E	$610	10.8x	9.9x	9.8x	9.2x	8.9x	7.8x	7.8x
2020E	$625	10.5x	9.5x	9.3x	8.9x	8.7x		
P / LP DCF[2]								
2018A	$347	9.5x	7.8x	8.0x	6.5x	6.5x		
2019E	$344	9.6x	7.8x	7.7x	6.9x	6.9x		
2020E	$347	9.5x	7.4x	7.5x	6.6x	6.6x		

Source: Company filings, and FactSet as for 3/28/2019.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe's current yield.
(2) DCF attributable to LP unitholders.
(3) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
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Has / Gets Analysis | Updated Abe Case

Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.98	$34.81	$40.63
10.0%	$27.55	$33.01	$38.47
12.0%	$26.22	$31.35	$36.47

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.97	$36.04	$42.12
10.0%	$28.47	$34.17	$39.87
12.0%	$27.09	$32.44	$37.79

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)(1)

Discounted Cash Flow | Unlevered FCF(2) | Ulysses 4 + 8 Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$34.09	$40.23	$46.37
5.25%	$33.44	$39.47	$45.50
6.00%	$32.81	$38.74	$44.66

Discounted Cash Flow | Unlevered FCF(2) | Committee Downside EPS Sensitivity

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$31.45	$37.21	$42.96
5.25%	$30.85	$36.50	$42.16
6.00%	$30.26	$35.81	$41.37

Levered DCF Analysis(3) | Ulysses 4 + 8 Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$36.05	$40.82	$45.58
5.75%	$35.56	$40.24	$44.93
6.50%	$35.08	$39.68	$44.28

Levered DCF Analysis(3) | Committee Downside EPS Sensitivity

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$32.91	$37.13	$41.34
5.75%	$32.48	$36.62	$40.76
6.50%	$32.06	$36.12	$40.19

Source: Management projections and FactSet as of 3/28/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

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Has / Gets Analysis | Abe Historical Weather Case

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Valuation Effective Date: 3/31/2019

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.45	$32.93	$38.41
10.0%	$26.10	$31.23	$36.37
12.0%	$24.84	$29.67	$34.49

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.52	$34.26	$40.01
10.0%	$27.10	$32.49	$37.88
12.0%	$25.79	$30.85	$35.91

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)(1)

Discounted Cash Flow | Unlevered FCF(2) | Ulysses 4 + 8 Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$33.46	$39.51	$45.56
5.25%	$32.83	$38.77	$44.71
6.00%	$32.21	$38.04	$43.88

Discounted Cash Flow | Unlevered FCF(2) | Committee Downside EPS Sensitivity

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$31.02	$36.72	$42.42
5.25%	$30.43	$36.03	$41.62
6.00%	$29.85	$35.34	$40.84

Levered DCF Analysis(3) | Ulysses 4 + 8 Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$35.09	$39.69	$44.29
5.75%	$34.62	$39.14	$43.66
6.50%	$34.16	$38.60	$43.04

Levered DCF Analysis(3) | Committee Downside EPS Sensitivity

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$32.20	$36.29	$40.38
5.75%	$31.78	$35.80	$39.81
6.50%	$31.37	$35.32	$39.26

Source: Management projections and FactSet as of 3/28/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Has / Gets Analysis | Abe Capital Investment Case

Valuation Effective Date: 3/31/2019

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.94	$36.10	$42.26
10.0%	$28.44	$34.22	$39.99
12.0%	$27.05	$32.47	$37.90

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.63	$36.98	$43.33
10.0%	$29.09	$35.05	$41.00
12.0%	$27.67	$33.26	$38.85

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$29.68	$34.51	$42.35
10.0%	$28.14	$32.66	$40.02
12.0%	$26.71	$30.96	$37.86

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)(1)

Discounted Cash Flow | Unlevered FCF(2) | Ulysses 4 + 8 Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$34.50	$40.72	$46.94
5.25%	$33.84	$39.95	$46.07
6.00%	$33.20	$39.21	$45.21

Discounted Cash Flow | Unlevered FCF(2) | Committee Downside EPS Sensitivity

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$31.93	$37.78	$43.63
5.25%	$31.32	$37.06	$42.81
6.00%	$30.72	$36.37	$42.01

Levered DCF Analysis(3) | Ulysses 4 + 8 Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$36.47	$41.31	$46.16
5.75%	$35.98	$40.73	$45.49
6.50%	$35.49	$40.16	$44.84

Levered DCF Analysis(3) | Committee Downside EPS Sensitivity

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$33.41	$37.71	$42.01
5.75%	$32.97	$37.19	$41.42
6.50%	$32.53	$36.68	$40.84

Source: Management projections and FactSet as of 3/28/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

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Has/Gets Analysis | Updated Abe Case

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PV of Illustrative Future Equity Value

Ulysses 4 + 8 Case | $3.80 Annual Dist. Policy



$47.14
$46.48
$45.88
$43.62
$41.71
$44.93
$40.24
$39.03
$37.30
$36.97
$36.68
$36.36
$35.56
$34.45
$32.89
$29.73
$30.65
$31.48
$30.45
Abe Current Price
2H 2019E
2020E
2021E

Committee Downside EPS Sensitivity| $3.80 Dist. Policy



$47.14
$46.48
$45.88
$40.76
$39.43
$37.67
$36.97
$36.36
$36.68
$36.62
$35.39
$32.48
$33.79
$31.35
$29.91
$30.65
$31.48
$30.45
$29.73
Abe Current Price
2H 2019E
2020E
2021E

Ulysses 4 + 8 Case | Target Dist. Policy



$45.56
$44.09
$42.02
$40.80
$39.44
$38.23
$37.21
$37.57
$37.70
$34.80
$36.03
$33.12
$29.75
$29.98
$30.45
$29.49
Abe Current Price
$24.11
$24.85
$25.53
2H 2019E
2020E
2021E

Committee Downside EPS Sensitivity| Target Dist. Policy



$42.04
$40.64
$38.23
$37.70
$37.21
$38.82
$37.73
$36.45
$33.42
$34.79
$32.25
$30.75
$29.98
$29.49
$29.75
$30.45
Abe Current Price
$24.11
$24.85
$25.53
2H 2019E
2020E
2021E

SQ Abe	PF Ulysses (XR-Adj)[(1)]
Terminal Yield	Terminal P/E Multiple
8.0%	23.0x
10.5%	20.0x
13.0%	17.0x

Source: Management projections and Factset as of 3/28/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
Note: Utilizes 10.0% cost of equity for SQ Abe and 5.75% cost of equity for PF Ulysses.
(1) XR-Adj. PF Ulysses (0.5000x + $7.63). Pro forma analysis incorporates EBITDA synergies of $5 MM per year and incremental acquisitions.

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28

PRELIMINARY CONFIDENTIAL DRAFT Summary of Material Changes Subject to Further Review & Revision
Updates Since 3/18/2019 Materials
Revised forecast for Ulysses Committee Downside EPS Sensitivity to target 15% reduction of Ulysses management’s original EPS forecast on an unadjusted basis Adjusted range of Abe PV of Illustrative Future
Share Price Analysis to 2H 2019E – 2021E (previously 2H 2019E – 2022E) Removed supplemental / illustrative analyses tudorpickering holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Appendix

tudorpickering holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PF Ulysses Supplemental Calculation Detail

Valuation Effective Date: 3/31/2019 | Updated Abe Case

PF Discounted Unlevered DCF Analysis

	2H 2019E	2020E	2021E	2022E
EBITDA	$735	$1,674	$1,817	$1,948
Unlevered Cash Taxes[1]	(77)	(126)	(125)	
Capex	(433)	(956)	(1,042)	
FCF	$224	$592	$650	
Discount Factor	0.987	0.950	0.903	
Disc. FCF	$221	$563	$587	
Disc. PF Ulysses FCF Total				$1,371
Terminal Multiple				10.0x
Terminal Disc. Factor				0.880x
Implied Terminal PV EV				$17,143
Less PF Ulysses Net Debt[2]				($4,932)
Implied PF Ulysses Equity Value				$13,582
PF Ulysses Equity Value per Share				$63.68
Equity Consideration XR / Abe Unit				0.5000x
Cash Consideration / Abe Unit				$7.63
Abe Equity Value per Unit				$39.47

PF Levered DCF Analysis

	2H 2019E	2020E	2021E	2022E
PF Ulysses Dividend/Sh.	$0.55	$1.20	$1.25	$1.30
Discount Factor	0.986	0.946	0.894	
PV of Dividend/Sh.	$0.54	$1.13	$1.11	
Disc. GP Dist. Total				$2.79
PF Ulysses EPS				$3.59
Terminal P/E				20.0x
Terminal Disc. Factor				0.870
Implied Terminal PV per Share				$62.44
PF Ulysses Value per Share				$65.23
Equity Consideration XR / Abe Unit				0.5000x
Cash Consideration / Abe Unit				$7.63
Abe Equity Value per Unit				$40.24

Source: Management projections and FactSet as of 3/28/2019.
(1) Cash taxes de-levered by removing interest expense tax shield.
(2) Includes additional debt issued for payment of cash consideration of $7.63 per unit.

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31

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Cost of Capital

SQ Abe Cost of Equity Analysis

Comparable Public Company Yield-Based Cost of Equity

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Cost of Equity
Barra Beta

	Low	High
Raw Beta [(1)]	0.75	1.02
Spot Risk-Free Rate [(2)]	2.6%	2.6%
Equity Risk Premium [(3)]	6.0%	6.0%
Cost of Equity	**7.2%**	**8.8%**

Cost of Equity
Sensitized Peer Total Return

	Low	High
Cost of Equity	**13.2%**	**14.2%**

Expected Total Return

	A	B	C	D	E	F
	Company	Expected 2019E - 2022E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth [(4)]	Current Yield	Implied Total Return
Low Growth MLPs	Buckeye Partners LP	2.3%	4.0%	3.7%	8.8%	12.6%
	GasLog Partners LP	0.6%	4.0%	3.5%	9.8%	13.3%
	Genesis Energy LP	0.0%	4.0%	3.4%	9.5%	12.9%
	Global Partners LP	0.0%	4.0%	3.4%	10.3%	13.7%
	Golar LNG Partners LP	0.0%	4.0%	3.4%	12.5%	15.9%
	Holly Energy Partners LP	1.0%	4.0%	3.5%	9.8%	13.4%
	KNOT Offshore Partners LP	0.0%	4.0%	3.4%	11.0%	14.4%
	Martin Midstream Partners LP	0.0%	4.0%	3.4%	15.8%	19.2%
	NGL Energy Partners LP	2.7%	4.0%	3.8%	11.3%	15.1%
	NuStar Energy LP	0.0%	4.0%	3.4%	9.0%	12.4%
	PBF Logistics LP	2.4%	4.0%	3.8%	9.5%	13.2%
	Summit Midstream Partners LP	0.0%	4.0%	3.4%	23.8%	27.2%
	Sunoco LP	0.0%	4.0%	3.4%	10.6%	14.0%
	TC PipeLines LP	0.0%	4.0%	3.4%	6.9%	10.3%
	USA Compression Partners LP	0.0%	4.0%	3.4%	13.4%	16.8%
Propane Dist.	Ferrellgas Partners LP	NA	NA	NA	NA	NA
	Suburban Propane Partners LP	5.1%	4.0%	4.2%	10.8%	14.9%
	Superior Plus Corporation	0.0%	4.0%	3.4%	6.3%	9.7%
	Median	**0.0%**	**4.0%**	**3.4%**	**10.3%**	**13.7%**
	Mean	**0.8%**	**4.0%**	**3.5%**	**11.1%**	**14.6%**
	Abe	**0.0%**	**4.0%**	**3.4%**	**12.5%**	**15.9%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 3/28/2019.
(1) Barra beta as of 2/28/2019. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(2) 20-year treasury bond yield as of 3/28/2019.
(3) Duff & Phelps historical arithmetic premium.
(4) Weights Expected Current - 2022E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PF Ulysses Cost of Capital Analysis

Cost of Equity
Barra Beta

	Low	High
Raw Beta[1]	0.33	0.45
Spot Risk-Free Rate[2]	2.6%	2.6%
Equity Risk Premium[3]	6.0%	6.0%
Cost of Equity	**4.6%**	**5.3%**

Cost of Capital
Barra Beta | PF Capital Structure

	Low	High
Cost of Equity	4.6%	5.3%
Cost of Debt[4]	3.5%	5.0%
Market Value of Equity	$11,835	$11,835
Total Debt	$5,417	$5,417
Cost of Capital	**4.3%**	**5.2%**

Cost of Capital
Barra Beta | Optimal Capital Structure[5]

	Low	High
Cost of Equity	4.6%	5.3%
Cost of Debt[4]	3.5%	5.0%
Market Value of Equity	$11,835	$11,835
Total Debt[5]	$4,400	$4,400
Cost of Capital	**4.0%**	**5.0%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 3/28/2019.
Note: In SQ, debt held at Abe is proportionally consolidated based on LP ownership in the MLP. In PF, debt held at Abe is assumed to be fully consolidated and the cash consideration of $7.63 for each Abe unit is funded using the Ulysses revolver at a 6.000% interest rate. Equity - Based on a 0.5000x XR of Ulysses shares for each Abe unit.

(1) Barra beta for Ulysses as of 2/28/2019. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(2) 20-year treasury bond yield as of 3/28/2019.
(3) Duff & Phelps historical arithmetic premium.
(4) Illustrative low and high range reflects a -/+ 100 bps range around current 5.65% pre-tax cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt.
(5) Optimal Capital Structure based on Total Debt/2019E EBITDA Ratio of 3.00x.

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34

PF Ulysses Peer Group WACC Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Comparable Public Company Beta-Based Cost of Equity | Barra Beta

(USD in millions, unless otherwise noted)

A	B	C	D	E	F	F
					Barra Beta	
Company	Market Equity Value	Total Debt	Debt / Equity	Statutory Tax Rate	Levered Beta	Unlevered Beta
Atmos Energy	$12,035	$3,685	0.31x	21.0%	0.31	0.25
Chesapeake Utilities Corporation	1,505	653	0.43x	21.0%	0.44	0.33
NiSource Inc	10,683	9,201	0.86x	21.0%	0.30	0.18
New Jersey Resources Corporation	4,443	1,681	0.38x	21.0%	0.43	0.33
Northwest Natural Holding Co.	1,905	987	0.52x	21.0%	0.36	0.25
ONE Gas Inc	4,713	1,596	0.34x	21.0%	0.35	0.28
Spire Inc	4,523	2,793	0.62x	21.0%	0.36	0.24
Southwest Gas Holdings Inc	4,416	2,308	0.52x	21.0%	0.47	0.33
Enbridge Inc	74,200	48,380	0.65x	21.0%	0.69	0.46
Kinder Morgan Inc	45,422	36,593	0.81x	21.0%	0.95	0.58
SemGroup Corporation	1,336	2,317	1.73x	21.0%	1.45	0.61
Targa Resources Corp.	9,687	6,660	0.69x	21.0%	1.26	0.82
Tallgrass Energy LP	7,014	3,224	0.46x	21.0%	1.26	0.93
Williams Companies Inc	35,697	22,414	0.63x	21.0%	0.92	0.61
Abe Partners	3,236	2,854	0.88x	0.0%	0.89	0.47
Suburban Propane Partners LP	1,397	1,281	0.92x	0.0%	0.40	0.21
Superior Plus Corporation	1,509	1,405	0.93x	27.0%	0.77	0.46
		Median	0.63x		0.47	0.33
		Mean	0.69x		0.68	0.43
		Implied Ulysses Median[1]			0.499	
		Implied Ulysses Mean[1]			0.665	

Cost of Equity

	Low	High
Raw Beta[2]	0.42	0.57
Spot Risk-Free Rate[3]	2.6%	2.6%
Equity Risk Premium[4]	6.0%	6.0%
Cost of Equity	**5.2%**	**6.1%**

Cost of Debt

	Low	High
Pre-Tax Cost of Debt[5]	4.7%	6.7%
Marginal Tax Rate[6]	21.0%	21.0%
Cost of Debt	**3.7%**	**5.3%**

Cost of Capital

	Low	High
Cost of Equity	5.2%	6.1%
Cost of Debt	3.7%	5.3%
% Equity[7]	61%	61%
% Debt[7]	39%	39%
Cost of Capital	**4.6%**	**5.8%**

Source: Bloomberg, Alacra, Duff & Phelps, FactSet, Federal Reserve, company filings as of 3/28/2019.
Note: Barra betas as of 2/28/2019 per latest public release. Means and medians exclude Ferrellgas due to financial distress. Market equity values include implied GP equity value.
(1) Based on target capital structure (median debt / equity ratio of select peer group) and median tax rate of select peer group excluding MLPs.
(2) Illustrative low and high range reflects a +/- 15% range on the implied Ulysses levered median beta. Median debt / equity ratio of select peer group used to re-lever beta.
(3) 20-year treasury bond yield as of 3/28/2019.
(4) Duff & Phelps historical arithmetic premium.
(5) Illustrative low and high range reflects a -/+ 100 bps range around 5.65% pre-tax cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt as of 3/28/2019.
(6) Assumes median tax rate of select peer group.
(7) Assumes median debt/equity capital structure of select peer group.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

About The Firm

Tudor, Pickering, Holt & Co. is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company's two broker-dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor Pickering Holt & Co Advisors LP (TPHCA), members FINRA, together with affiliates in the United Kingdom and Canada, the company offers securities and investment banking services to the energy community. Perella Weinberg Partners Capital Management LP is an SEC registered investment adviser that delivers a suite of energy investment strategies.

The firm, headquartered in Houston, Texas, has approximately 170 employees and offices in Calgary, Canada; Denver, Colorado; New York, New York; and London, England.

Contact Us
Houston (Research, Sales and Trading): 713-333-2960
Houston (Investment Banking): 713-333-7100
Houston (Asset Management): 713-337-3999
Denver (Sales): 303-300-1900
Denver (Investment Banking): 303-300-1900
New York (Investment Banking): 212-610-1660
New York (Research, Sales): 212-610-1600
London: +011 44(0) 20 7268 2800
Calgary: 403-705-7830

www.TPHco.com

Copyright 2019 – Tudor, Pickering, Holt & Co.

Disclosure Statement

Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice. This presentation does not constitute a tax opinion and cannot be used by any taxpayer for the purpose of avoiding tax penalties. We (i) make no conclusion on the valuation or pricing for tax purposes or the effects of federal income tax laws on any party and (ii) have assumed that the party's intended tax treatment will be respected. Each person should seek legal, regulatory, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the evaluation and impact of any transactions or matters described herein.

The information contained herein is confidential (except for information relating to United States tax issues) and may not be reproduced in whole or in part except as set forth in a written agreement between the Audit Committee of the Board of Directors of AmeriGas Propane, Inc. and Tudor, Pickering, Holt & Co.

Tudor, Pickering, Holt & Co. assumes no responsibility for independent verification of third-party information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by, reviewed or discussed with the managements of your company and/ or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and Tudor, Pickering, Holt & Co. materials.

Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of any offer to buy, any security. Prior to making any trade, you should discuss with your professional tax, accounting, or regulatory advisers how such particular trade(s) affect you. This brief statement does not disclose all of the risks and other significant aspects of entering into any particular transaction.

Tudor, Pickering, Holt & Co. operates in the United Kingdom under the trading name Perella Weinberg Partners UK LLP (authorized and regulated by the Financial Conduct Authority), and in Canada through its affiliate, Tudor, Pickering, Holt & Co. Securities - Canada, ULC, located in Calgary, Alberta.

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